SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 26, 2006

Commission file number 001-12215

Quest Diagnostics Incorporated
1290 Wall Street West
Lyndhurst, NJ 07071
(201) 393-5000

Delaware
(State of Incorporation)

16-1387862
(I.R.S. Employer Identification Number)

Item 2.02. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” On January 26, 2006, Quest Diagnostics Incorporated issued a press release announcing, among other things, its results for the quarter and twelve months ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

c.	Exhibit

	99.1	Press release of Quest Diagnostics Incorporated dated January 26, 2006 announcing, among other things, its results for the quarter and twelve months ended December 31, 2005.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 26, 2006

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Robert A. Hagemann

Robert A. Hagemann Senior Vice President and Chief Financial Officer